EXHIBIT 99.1

                  SECTION 906 CERTIFICATION OF FRANK AIELLO


                        CERTIFICATION OF PERIODIC REPORT

     In connection with the Periodic Report of Cal Alta Auto Glass, Inc.,(the "Company") on Form 10-QSB/A for the period ending March 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Frank Aiello, President of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1.) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2.) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 14, 2006        By: /s/ Frank Aiello
                                -------------------
                                   Frank Aiello
                                  President/CEO/Principal Financial Office/ Dir.